EQ ADVISORS TRUST

SUPPLEMENT DATED FEBRUARY 13, 2009 TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2008

This Supplement updates the above-referenced Statement of Additional Information (“SAI”) of EQ Advisors Trust (“Trust”). You may obtain an additional copy of the SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104.

The purpose of this Supplement is to provide you with information about changes to information about changes to information regarding certain Portfolio of the Trust.

Effective January 15, 2009, references to certain Portfolios of the Trust are changed as indicated in the table below:

Name Prior to January 15, 2009	Name Effective January 15, 2009
EQ/AllianceBernstein Intermediate Government Securities	EQ/Intermediate Government Bond Index Portfolio
EQ/JPMorgan Core Bond Portfolio	EQ/Core Bond Index Portfolio

In addition, effective February 13, 2009, Municipal Securities are deemed to be a permissible investment security for the EQ/Bond Index Portfolio, the EQ/Caywood-Scholl High Yield Bond Portfolio, the EQ/Intermediate Government Bond Index Portfolio, and the EQ/Quality Bond PLUS Portfolio of the Trust. The Investment Strategies Summary in Appendix A to the SAI is hereby revised to reflect this change.